UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10,2006
Saddlebrook Resorts, Inc.

(Exact name of Registrant as Specified in its Charter)

Florida	2-65481	59-1917822

(State or Other Jurisdiction of	(Commission file number)	(I.R.S. Employer Identification Number)
Incorporation or Organization)
5700 Saddlebrook Way
Wesley Chapel, FL 33543

(Address of Principal Executive Offices including Zip Code)
(813) 973-1111

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-16 Letter From PricewaterhouseCoopers LLP

Item 4.01. Changes in Registrant’s Certifying Accountant
On August 10, 2006, PricewaterhouseCoopers LLP (“PwC”) advised Saddlebrook Resorts, Inc. (the “Company”) that it declined to stand for reappointment as the Company’s independent registered public accounting firm to provide future services after completion of the current audit of the Company’s financial statements as of and for the year ending December 31, 2005 and the Form 10-K in which such financial statements will be included. This decision was accepted by the Company’s Board of Directors.
The reports of PwC on the Company’s financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. Pursuant to the Form 8-K of the Company dated April 10, 2006, the Company disclosed that reliance should no longer be placed on those financial statements for the reasons stated in the Form 8-K. Those financial statements will be restated in the Company’s Annual Report on Form 10-K for the year ending December 31, 2005, which the Company expects to file soon.
During the years ended December 31, 2004 and 2003 and through August 10, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in its reports on the Company’s financial statements for such years.
During the years ended December 31, 2004 and 2003 and through August 10,2006, there were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K with the exception of an identified material weakness in the Company’s internal control over financial reporting concerning the application of generally accepted accounting principles to the recognition of revenue from initiation fees related to the sale of memberships, for which the Company will file restated financial statements for the years ending December 31, 2004 and 2003, in the Form 10-K for the year ended December 31, 2005 yet to be filed.
The Company has provided a copy of this Form 8-K to PwC and has requested PwC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the preceding statements. A copy of PwC’s letter responding to the Company’s request is provided as Exhibit 16 to this Form 8-K.
The Board of Directors of the Company intends to engage a new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2006 in time for such firm to complete its audit in a timely manner which will allow the Company to file its Annual Report on Form 10-K with the Securities and Exchange Commission by April 2, 2007.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

16	Letter from PricewaterhouseCoopers LLP
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saddlebrook Resorts, Inc. (Registrant)
Dated: August 16, 2006	By:	/s/ Thomas L. Dempsey
		Name:	Thomas L. Dempsey
		Title:	Chairman of the Board and Chief Executive Officer